EXHIBIT 10.2

                                                                [Execution Copy]

                             STOCKHOLDERS AGREEMENT

         THIS STOCKHOLDERS AGREEMENT, dated as of March 31, 2004 (as the same may be modified, amended, supplemented and/or restated from time to time, this "Agreement" or the "Stockholders Agreement"), is by and among (1) NATURAL HEALTH TRENDS CORP., a Florida corporation (the "Issuer"), (2) the persons and/or entities named on Schedule 1 attached hereto and made part hereof (collectively, the "Original Holders"), and (3) the other persons and/or entities, if any (including direct and indirect successors and transferees of the Original Holders), who subsequently become party to this Agreement (together with the Original Holders, collectively, the "Holders").

                                   BACKGROUND

         Under that certain Agreement and Plan of Merger, dated as of March 31, 2004 (as the same may be modified, amended, supplement and/or restated from time to time, the "Merger Agreement"), between the Issuer, MV MergerCo, Inc. and MarketVision Communications Corporation, the Issuer has issued (or has agreed to issue) to each Original Holder, as part of the Merger Consideration (as defined therein) the number of shares of Common Stock, par value $.001 per share, of the Issuer ("Common Stock") as is indicated below such Original Holders' respective names on the signature page hereto.

         This is the Stockholders Agreement referred to (and defined as such) in the Merger Agreement. It is a condition precedent to the consummation of the transactions contemplated by the Merger Agreement that the Issuer and Original Holders execute and deliver this Agreement.

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants and undertakings herein contained and of each and every act performed or to be performed hereunder, the Holders and the Issuer hereby agree and covenant as follows:

                         ARTICLE 1: CERTAIN DEFINITIONS

         SECTION 1.1. Agreement Definitions.  In this Agreement, the term:

                  "Affiliate" of any Holder or Close Relative/Successor means and includes any entity controlling, controlled by, or under common control with, such Holder or Close Relative/Successor.

                  "Blue Sky Laws" means the securities and "blue sky" laws of any state of other jurisdiction.

                  "Close Relative/Successor" of any Holder means and includes:
(i) such Holder's spouse, (ii) such Holder's lineal descendants, (iii) any trust established solely for the benefit of such Holder's spouse and/or lineal descendants, and (iv) such Holder's executors, heirs, administrators or assigns, upon death of such Holder.

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                  "Commission" means the Securities and Exchange Commission,  or any successor governmental authority.

                  "Market Value" of the Common Stock means, for any period, the average of the per share of Common Stock last reported sales price for each trading day during such period. For purposes of the foregoing, "last reported sale price" for any trading day means (i) if the Common Stock is listed or admitted for trading on the New York Stock Exchange or the American Stock Exchange, the last sale price, or the closing bid price if no sale occurred, for such trading day of the Common Stock on such securities exchange on which the Common Stock is listed, or (ii) if not listed on the New York Stock Exchange or the American Stock Exchange, the last reported sales price, or the closing bid price if no sale occurred, for such trading day of the Common Stock quoted in The Nasdaq Stock Market or (iii) if not listed on the New York Stock Exchange or the American Stock Exchange or quoted in The Nasdaq Stock Market, the last reported sales price, or the closing bid price if no sale occurred, for such trading day of the Common Stock in any other system of automated dissemination of quotations of securities prices then in common use, if the Common Stock is then so quoted. If the Common Stock is not listed or quoted as described in any of the foregoing clauses (i) through (iii), the Market Value of the Common Stock for any period shall mean the market value thereof as determined by a nationally recognized investment banking firm selected in good faith by the Board of Directors of the Issuer.

                  "Merger Shares" means the 690,000 shares of Common Stock originally issued under the Merger Agreement.

                  "Registrable Securities" means, at any date, shares of Common Stock held by a Holder under this Agreement; provided that such Common Stock shall cease to be Registrable Securities: (i) when sold or otherwise transferred pursuant to an effective registration statement under the Securities Act or pursuant to Rule 144 or any similar provision then in force) under the Securities Act, and (ii) on the first anniversary of the date of this Agreement.

                  "Reorganization" means a stock dividend, stock split, subdivision of shares, reverse split or combination of shares in respect of the Common Stock and/or other Securities or any similar recapitalization or capital reorganization of the Issuer, Common Stock and/or other Securities.

                  "Reorganization Securities" means all shares of Common Stock and other securities of the Issuer issued on or with respect to any other Securities as a result of a Reorganization.

                  "Securities" means and includes: (i) the Merger Shares, (ii) all Reorganization Securities issued on or with respect to the Merger Shares or any other Securities, and (iii) all shares of Common Stock and Reorganization Securities issued upon any transfer of any of the foregoing.

                  "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

         SECTION 1.2. Merger Agreement Definitions. Capitalized terms used and not defined herein have the respective meanings ascribed to such terms in the Merger Agreement.

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                        ARTICLE 2: RESTRICTED SECURITIES

         SECTION 2.1. Acquisition for Investment. Each Holder hereby acknowledges his understanding that the Merger Shares are not, and any other Securities may not be, registered under the Securities Act, or registered or qualified under any Blue Sky Laws, on the grounds that the offering, sale, issuance and delivery thereof is exempt from the registration and/or qualification requirements thereof, and that the Issuer's reliance on such exemption is predicated in part on the following covenants, agreements and acknowledgments of the Holders. Each Holder hereby represents and warrants to and covenants and agrees with the Issuer that such Holder: (1) has been furnished with all information which such Holder deems necessary to evaluate the merits and risks of the acquisition of his Securities; (2) has had the opportunity to ask questions and receive answers concerning the information received about his Securities and the Issuer; (3) has been given the opportunity to obtain any additional information such Holder deems necessary to verify the accuracy of any information obtained concerning his Securities and the Issuer;
(4) by reason of such Holder's business and financial experience, such Holder, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of an investment in his Securities; (5) is acquiring his Securities for his own personal account for investment purposes and not with a view to the sale or distribution of all or any part of his Securities (or any interest therein); (6) owns the entire beneficial interest in his Securities, and the offer to invest in his Securities was made to such Holder on a personal contact basis and not by means of any general solicitation or general advertising; (7) understands that: (i) his Securities cannot be resold unless they are subsequently registered under the Securities Act, registered or qualified under all applicable Blue Sky Laws, or an exemption from such registration and qualification is available, and (ii) neither the Issuer nor any other person is obligated to effect such registration or qualification (except as otherwise provided hereunder); (8) will not offer, sell, transfer, distribute or otherwise dispose of his Securities except in compliance with the Securities Act and all applicable Blue Sky Laws; (9) has adequate means of providing for his current needs and foreseeable personal contingencies and has no need for his investment in his Securities to be liquid;
(10) is able to bear the economic risk of the investment in his Securities indefinitely; and (11) is currently able to afford the complete loss of such investment.

         SECTION 2.2. Restrictive Legends. Certificates for all Securities now or hereafter issued to and held by the Holders shall be marked conspicuously with: (i) for so long as appropriate, a legend stating that the Securities have not been registered or qualified under the Securities Act and Blue Sky Laws and setting forth appropriate restrictions on transfer as a result thereof, and (ii) in addition, substantially following legend:

         "THE OFFER, SALE, TRANSFER, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OR ENCUMBRANCE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE RESTRICTED BY AND SUBJECT TO THE TERMS OF A STOCKHOLDERS AGREEMENT DATED AS OF MARCH 31, 2004, AS AMENDED. SUCH AGREEMENT ALSO SET FORTH CERTAIN OBLIGATIONS OF THE HOLDER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE WITH RESPECT TO THE SALE AND VOTING OF SUCH

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         SECURITIES IN CERTAIN CIRCUMSTANCES. THE HOLDER AGREES TO BE
         BOUND BY THE TERMS OF SUCH AGREEMENT, A COPY OF WHICH IS ON FILE AT THE EXECUTIVE OFFICES OF THE ISSUER AND CAN BE
         INSPECTED UPON WRITTEN REQUEST OF SUCH HOLDER."

                       ARTICLE 3: RESTRICTIONS ON TRANSFER

         SECTION 3.1. In General. (A) Except as otherwise provided in this Agreement, a Holder shall have no right to offer, sell, transfer, assign, pledge, hypothecate or otherwise dispose of or encumber, in any manner and whether or not for value or consideration ("Transfer"), any or all of the Securities owned or held by such Holder (or any part of such Holder's right, title or interest therein), unless: (i) by operation of law or pursuant to the laws of descent and distribution, (ii) in accordance with Sections 3.2, 3.3, 3.4 and 3.5 hereof, and (iii) in the case of a Transfer in accordance with the foregoing clause (i) and Section 3.2(A), Section 3.2(B), Section 3.2(D) and (with respect to Private Offered Securities but not Public Offered Securities (as such terms are defined in Section 3.3)) Section 3.3, the person or entity (excepting the Issuer) to whom such Securities (or interest therein) are to be sold, transferred, assigned, pledged, hypothecated or otherwise disposed of or encumbered ("Transferred") shall have become a party to this Agreement and by executing and delivering to the Issuer a Supplement instrument substantially in the form of Schedule 2 hereto (a "Supplement"). Any attempted Transfer of Securities in violation of this Article 3, whether voluntary or involuntary, shall be void and of no force and effect. The Issuer shall not be required to record on its books, or to otherwise recognize, any purported Transfer of Securities in violation of this Article 3, or to recognize the rights of any purported transferee of Securities as a result of such a Transfer.

                  (B) The Issuer is hereby authorized and empowered by each Holder to modify, amend and supplement Schedule 1 hereto to reflect any changes in the information therein after the date of this Agreement as a result of any Transfer of Securities (including changes in the identity of the Holders and in their respective holdings of Securities).

         SECTION 3.2. Pre-Approved Transfers. Each Holder shall have the right to Transfer all or part of such Holder's Securities (and interests therein):

                  (A) in the case of a natural person Holder, to any Close Relative/Successor of such Holder or any Affiliate of such Holder or Close Relative/Successor;

                  (B) in the case of a corporate, partnership, limited liability Issuer or other non-natural person Holder, to any Affiliate of such Holder;

                  (C) to any bona fide pledgee so long as such pledgee executes and delivers to the Issuer in advance of such pledge a Supplement and any other documentation reasonably requested by the Issuer;

                  (D) to the Issuer; and
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                  (E) to any other person or entity (including another Holder), provided that a majority of disinterested directors of the Issuer shall have approved such Transfer to such person or entity.

A Transfer permitted under this Section 3.2 is hereinafter sometimes referred to as a "Pre-Approved Transfer".

         Section 3.3. Rights of First Refusal. (A) In the event that any Holder desires to Transfer all or part of such Holder's Securities, or any of the Holder's right, title or interest in such Securities (other than in a Pre-Approved Transfer), such Holder (the "Selling Holder") shall first deliver to the Issuer (i) in the case of a proposed offer and sale of such Securities ("Public Offered Securities") in a brokered transaction through the facilities of the securities exchange or the over-the-counter market on which they are being traded or quoted (a "Public Transfer"), a notice thereof (a "Public Transfer Notice") specifying number of Public Offered Securities that such Holder wishes to so Transfer and that the method of Transfer is to be a Public Transfer; and (ii) in the case of any other Transfer (a "Private Transfer"), a copy of a written bona fide offer (a "Private Offer") to purchase such Securities ("Private Offered Securities") executed by the proposed purchaser thereof (the "Proposed Purchaser"). The Private Offer shall also disclose the identity of the Proposed Purchaser, the proposed purchase price for the Offered Securities, and any other material terms of the proposed transaction.

                  (B) The Issuer shall have the right, exercisable at any time within two business days after the date of the Issuer's receipt of the written copy of a Public Transfer Notice or Private Offer (as the case may be) as aforesaid, to purchase such (i) Public Offered Securities for cash at a price per share equal to the price offered by Holder to the Issuer (and its Designee) (the "Offer Price"), or (ii) Private Offered Securities at the price proposed in the Private Offer and otherwise (to the extent practicable) on the identical terms thereof. Such right of the Issuer may be assigned by the Issuer to any other person or entity approved by a majority of the disinterested directors of the Issuer (any such assignee, the Issuer's "Designee"). In the event that the Issuer (and its Designee) fails to exercise its right to purchase as aforesaid, or fails to consummate its purchase after exercise in accordance with the following Section 3.3(C), any such (x) Public Offered Securities to be included in a Public Transfer specified in a Public Transfer Notice, then the Selling Holder may consummate the Public Transfer of such Securities at any time within 90 days after the failure to exercise or consummate (as the case may be) at a price equal to or greater than the Offer Price, or (y) Private Offered Securities to be included in a Transfer specified in a Private Offer, then the Selling Holder may consummate the Private Transfer specified in such Private Offer with the Proposed Purchaser at any time within 90 days after the failure to exercise or consummate (as the case may be) at the price proposed in the Private Offer and otherwise on the identical terms thereof (or no better price and other terms, from the standpoint of the Proposed Purchaser). If any such Transfer is not consummated within such time period, all of the Public Offered Securities or Private Offered Securities (as the case may be) shall continue to be subject to all of the provisions of this Agreement. A Transfer described in a Private Offer may be consummated only if the Proposed Purchaser identified therein executes and delivers to the Issuer a Supplement and thereby agrees to be bound by and to hold the Private Offered Securities subject to the applicable provisions of this Agreement.

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                  (C) Any purchase of Securities by the Issuer (or its Designee)
pursuant to this Section 3.3 shall be consummated not more than five (5) business days after the date that the Issuer (or its Designee) exercises its right to purchase the Securities pursuant to this Section 3.3. Each such closing shall be held at the principal offices of the Issuer, or at such other place as may be agreed upon by the parties. At any such closing: (i) the Selling Holder shall deliver properly endorsed stock certificates, executed in blank, and all other documents that the purchaser may reasonably require for the purpose of establishing their absolute, unencumbered title to the Securities purchased and obtaining their transfer on the books of the Issuer, and (ii) the purchaser shall deliver the purchase consideration therefor. In the event that the Issuer notifies a Holder in writing that it is exercising its right of first refusal under this Section 3.3, and then fails to timely deliver the appropriate purchase consideration, and such Holder has otherwise complied with the terms and conditions of this Section 3.3, then the Issuer shall indemnify the Holder for any loss in value resulting from Holder's subsequent sale of such offered securities in an amount equal to the excess of the purchase consideration per share as promised by the Issuer over the actual per share price received by the Holder in an arms length bona fide transaction, multiplied by the actual number of shares sold by the Holder.

         SECTION 3.4. Sale of the Issuer. If (x) the Board of Directors of the Issuer approve the sale of the Issuer to a third party (whether through a sale of outstanding Common Stock, assets of the Issuer, merger or otherwise), and (y) at the time of the vote or other action of such Board Terry LaCore is a member thereof, then each Holder shall sell all of his Securities in such sale (or, if appropriate, vote his Securities in favor of such sale) upon the terms and conditions approved by such Board.

         SECTION 3.5. Certain Put Rights. (A) During the 180-day period commencing on the earlier of (i) the first anniversary of the date of this Agreement, or (ii) the date on which the Securities are registered with the Securities and Exchange Commission for resale to the public (the "Put Right Period"), Original Holders John Cavanaugh and Jason Landry and any of their transferees pursuant to a Permitted Transfer described in Section 3.2(A) or (B) hereof (collectively, "Put Right Holders") shall have the right, exercisable at only one time during the Put Right Period, to require the Issuer to purchase all, and not less than all, of their Securities hereunder at an aggregate price equal to: (i) $4.00 multiplied by the number of Merger Shares issued to such Original Holders and held by the Put Right Holders on the date of such exercise less (ii) the total consideration (the "Prior Consideration") received by such Put Right Holders (or their predecessors in title) from any prior sales of such Merger Shares (or any other Securities issued in respect thereof) (the "Put Right Price"). The Put Right (i) may be exercised by (x) John Cavanaugh and his direct and indirect transferees who are Put Right Holders (the "Cavanaugh Group") and not the Landry Group (as hereinafter defined), and/or (ii) Jason Landry and his direct and indirect transferees who are Put Right Holders (the "Landry Group") and not the Cavanaugh Group, but (ii) may not be effectively exercised hereunder if such attempted exercise by any member of the (x) Cavanaugh Group is by less than all of the members of the Cavanaugh Group, or with respect to less than all of the Merger Shares held by them, or (y) Landry Group is all of the members of the Landry Group, or with respect to less than all of the Merger Shares held by them.

                  (B) In the event that the Put Right Holders desire to exercise their rights under this Section 3.5, all such Holders shall deliver to the Issuer during the Put Right Period a written notice of such exercise, specifying

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the identity of each Put Right Holder, the Securities held by each, evidence of all of the Prior Consideration received by the Put Right Holder and the Put Right Price therefor. Any sale of Securities to the Issuer pursuant to this
Section 3.4 shall be consummated not more than 30 days after the date that the Put Right Holders deliver such notice. Such closing shall be held at the principal offices of the Issuer, or at such other place as may be agreed upon by the parties. At any such closing: (i) the Put Right Holders shall deliver properly endorsed stock certificates, executed in blank, and all other documents that the Issuer may reasonably require for the purpose of establishing their absolute, unencumbered title to the Securities purchased and obtaining their transfer on the books of the Issuer, and (ii) the Issuer shall deliver the Put Right Price therefor.

         SECTION 3.6. Void Transfers. Except for Transfers by operation of law or pursuant to the laws of descent and distribution (it being understood, however, that the other applicable provisions of this Article 3 shall apply to such Transfers), any attempted Transfer of Securities in violation of this
Article 3, whether voluntary or involuntary, shall be void and of no force and effect. The Issuer shall not be required to record on its books, or to otherwise recognize, any purported Transfer of Securities in violation of this Article 3, or to recognize the rights of any purported transferee of Securities as a result of such a Transfer.

                         ARTICLE 4: REGISTRATION RIGHTS

         SECTION 4.1. Piggyback Registrations. (A) If the Issuer proposes to file with the Commission a registration statement under the Securities Act (other than a registration statement (x) on Form S-4 or S-8, or any form substituting therefor, (y) filed in connection with a tender or exchange offer or an asset or business acquisition, or (z) relating to any compensatory plan, agreement or arrangement), it will at each such time give written notice to the Holders of Registrable Securities of its intention so to do. Upon the written request of any Holder of Registrable Securities made within 15 days after receipt of notice from the Issuer, the Issuer will in good faith endeavor to cause all Registrable Securities which the Issuer has been requested to register by the Holders of Registrable Securities to be included in such registration statement under the Securities Act, to the extent required to permit the sale or other disposition by such Holders of their Registrable Securities; provided that
(i) as a condition to any Holder's inclusion of any of his Registrable Securities in any such registration, such Holder must: (x) sell his Registrable Securities to any underwriter(s) selected by the Issuer on the same terms and conditions as apply to the Issuer and/or other holders of Common Stock included in such registration, (y) provide to such underwriter(s) and/or the Issuer true and accurate information regarding himself and his Registrable Securities and his intended method of distribution or other disposition thereof, and (z) complete, execute and deliver all questionnaires, powers-of-attorney, custody agreements, indemnities, underwriting agreements, "hold-back," "black-out" and other "no-sell" agreements and such other documents and agreements reasonably required by such underwriter(s) and/or the Issuer in connection with such registration or the distribution and sale of Registrable Securities thereunder; and (ii) if, at any time after giving notice of its intention to register any Common Stock and prior to the effective date of the registration statement filed in connection with such registration the Issuer shall determine, for any reason, not to register such Common Stock, then the Issuer shall give written notice to all Holders of Registrable Securities and, thereupon, shall be relieved of its obligation to register Registrable Securities in connection with such registration.

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                  (B) Notwithstanding Section 4.1(A), if the managing
underwriter(s), if any, of the offering to be effected pursuant to a registration statement advises the Issuer or Holders of Registrable Securities that the total number of shares of Common Stock which they and any other persons or entities intend to include in such offering would adversely affect the success of such offering, then the number of Registrable Securities to be offered for the account of the Holders of Registrable Securities shall be reduced pro rata among such Holders of Registrable Securities who have requested, in accordance with the foregoing, inclusion in such offering, on the basis of the number of Registrable Securities held by such Holders of Registrable Securities, to the extent necessary to reduce the total number of shares of Common Stock to be included in such offering to the number recommended by such managing underwriter(s), or excluded in their entirety, as the case may be. In the event that the contemplated distribution does not involve an underwritten public offering, such determination that the inclusion of such Holders of Registrable Securities shall adversely affect the success of the offering shall be made in good faith by the Board of Directors of the Issuer.

         SECTION 4.2. Issuer's Obligations in Registration. If and whenever the Issuer is obligated by the provisions of Section 4.1 to include Registrable Securities in a registration under the Securities Act, the Issuer will, as expeditiously as possible (but subject to any delay resulting from the failure of any Holder of Registrable Securities participating in such registration to comply with the proviso in Section 4.1(A) above):

                  (A) prepare and file with the Commission a registration statement with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become and remain effective during the period required for the distribution of the Registrable Securities covered by the registration statement; provided, however, that the foregoing obligations under this Section 4.2(A) shall terminate after the expiration of 180 days following the date on which such registration statement becomes effective under the Securities Act;

                  (B) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement, whenever the Holders of Registrable Securities for whom such Registrable Securities are registered or are to be registered shall desire to dispose of the same; provided, however, that the foregoing obligations under this Section 4.2(B) shall terminate after the expiration of 180 days following the date on which such registration statement becomes effective under the Securities Act;

                  (C) furnish to the Holders of Registrable Securities for whom such Registrable Securities are registered or are to be registered such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such Holders of Registrable Securities may reasonably request in order to facilitate the disposition of such Registrable Securities;

                  (D) use its reasonable best efforts to register or qualify the Registrable Securities covered by such registration statement under such Blue Sky Laws of such jurisdictions as the Holders for whom such Registrable Securities are registered or are to be registered shall reasonably request, and

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do any and all other acts and things to so register or qualify such Registrable
Securities, which may be necessary or advisable to enable such Holders of Registrable Securities to consummate the disposition in such jurisdictions of such Registrable Securities; provided, however, that the Issuer shall not be required to qualify generally to do business or subject itself to taxation in any jurisdiction where it is not then so qualified or subject to taxation or to take any action that would subject it to general service of process in any jurisdiction where in is not then so subject;

                  (E) if at any time a prospectus relating to the Registrable Securities covered by such registration statement is required to be delivered under the Securities Act and any event occurs as a result of which the prospectus included in such registration statement as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the prospectus to comply with the Securities Act, the Issuer promptly will prepare and file with the Commission an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance and shall use its reasonable best efforts to cause any amendment of such registration statement containing an amended prospectus to be made effective as soon as possible; and

                  (F) as promptly as practicable notify each Holder of Registrable Securities (i) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to a registration statement or related prospectus with respect to Registrable Securities being registered hereunder or for additional information to be included in such registration statement or prospectus or otherwise, (ii) of the issuance by the Commission of any stop order suspending the effectiveness of any such registration statement or the initiation or threatening of any proceedings for that purpose, and (iii) of the issuance by any state securities commission or other regulatory authority of any order suspending the qualification or exemption from qualification of any of Registrable Securities under any Blue Sky Laws.

Each Holder of Registrable Securities being registered hereunder, upon receipt of any notice from the Issuer of the happening of any event of the kind described in subsection (E) or (F) of this Section 4.2, shall forthwith discontinue disposition of Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by subsection
(E) of this Section 4.2 or until it is advised in writing (the "Advice") by the Issuer that the use of such prospectus may be resumed. In the event that the Issuer shall give any such notice, the time periods for which a registration statement is required to be kept effective pursuant to Section 4.2(A) hereof shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each Holder of Registrable Securities being registered hereunder shall have received (i) the copies of the supplemented or amended Prospectus contemplated by Section 4.2(E) or (ii) the Advice.

         SECTION 4.3. Payment of Registration Expenses. The costs and expenses of all registrations under the Securities Act pursuant to Section 4.1, and of all other actions which the Issuer is required to take or effect pursuant to this Article 4, shall be paid by the Issuer (including without limitation all registration and filing fees, printing expenses, fees and disbursements of counsel to the Issuer and expenses of any special audit incident to or required in connection with any such registration) (collectively, "Registration Expenses"); provided, however, that the Issuer shall only be obligated to pay

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(i) the fees and disbursements of any counsel to the Holders of Registrable
Securities, or (ii) the underwriters' discounts or commissions or any transfer taxes in respect of Registrable Securities. In the event that the Issuer effects more than two registrations under the Securities Act of Registrable Securities pursuant to this Article 4, the Holders of Registrable Securities included in any subsequent registration under the Securities Act shall be obligated to reimburse the Issuer, promptly upon invoice, for the Registration Expenses incurred by it in connection with such subsequent registrations, in proportion to their respective holdings of Registrable Securities included in such registration.

                           ARTICLE 5: VOTING AGREEMENT

         If (x) the Board of Directors of the Issuer approve and recommend to the stockholders of the Issuer any action, matter or transaction requiring the approval of the Issuer's stockholders, and (y) at the time of the vote or other action of such Board Terry LaCore is a member thereof, then each Holder shall vote all of his Securities entitled to vote thereon in accordance with such recommendation.

                           ARTICLE 6: INDEMNIFICATION

         SECTION 6.1. Indemnification by Original Holders. (A) Each Original Holder, jointly and severally, shall indemnify the Issuer, the Surviving Corporation and their respective directors, officers, agents and representatives (the "Indemnified Persons") against, and hold the Indemnified Persons harmless from, any and all Losses (as hereinafter defined) directly or indirectly incurred, suffered, sustained or required to be paid by, or sought to be imposed upon, any of the Indemnified Persons resulting from, relating to or arising out of any breach of any of the representations or warranties of the Company set forth in Article III of the Merger Agreement.

                  (B) In this Agreement, the term "Losses" means and includes all losses, claims, liabilities, damages (including, without limitation, punitive, consequential and special damages awarded to any third-party claimant), judgments, liabilities, payments, obligations, costs and expenses (including, without limitation, any costs of investigation, remediation or cleanup, and any reasonable legal fees and costs and expenses incurred after the Closing Date in defense of or in connection with any alleged or asserted liability, payment or obligation as to which indemnification may apply hereunder), regardless of whether or not any liability, payment, obligation or judgment is ultimately imposed against the Indemnified Persons and whether or not the Indemnified Persons are made or become parties to an claim, action, suit, proceeding or investigation in respect thereof, voluntarily or involuntarily.

         SECTION 6.2. Temporal Limitations. (A) The indemnification rights under
Section 6.1 shall expire at the respective times set forth in Section 6.2(B), and the Original Holders shall have no liability under Section 6.1 unless an Indemnified Person gives written notice to the Original Holders asserting a claim for Losses, including reasonably detailed specific facts and circumstances pertaining thereto, before the expiration of the periods of time that the underlying representations, warranties, covenants and agreements survive under Section 6.2(B).

                  (B) All representations and warranties contained in Article III of the Merger Agreement shall survive the Closing for a period of two years.

         SECTION 6.3. Basket and Cap. (A) Indemnification for claims under
Section 6.1 shall be payable only if and to the extent that the aggregate amount of all Losses of the Indemnified Persons shall exceed $100,000, and shall not be payable in any event with respect to the first $100,000 of such Losses. The Original Holders' liability for all claims under this Section 6.1 shall not exceed the sum of $2,500,000 (the "Indemnity Cap").

       SECTION 6.4. Third Party Claims. With respect to any matter as to which any Indemnified Person is entitled to indemnification under this Article 6, the Indemnified Person shall have the right, but not the obligation, to contest, defend or litigate, and to retain counsel of its choice in connection with, any claim, action, suit, proceeding or investigation alleged, brought or asserted by any third party (governmental, judicial or private party) against the Indemnified Person in respect of, resulting from, relating to or arising out of such matter, and the costs and expenses thereof shall be subject to the indemnification obligations of the Original Holders hereunder; provided, however, that if the Original Holders (x) acknowledge in writing their obligation to indemnify the Indemnified Person in respect of such matter to the fullest extent provided by this Article 6 and (y) demonstrate to the reasonable satisfaction of the Indemnified Person their ability to fund the defense of such claim, action, suit or proceeding, the Original Holders shall be entitled, at their option, to assume and control the defense of such claim, action, suit or proceeding at their expense through counsel of their choice if they gives prompt notice of their intention to do so to the Indemnified Person; and provided further, however, that such right to assume and control the defense of such claim, action, suit or proceeding shall continue only for so long as the Original Holders shall not be in default of their obligation acknowledged under the foregoing clause (x) and of their obligation to fund such defense. The Original Holders shall not be entitled to settle or compromise any third party claim, action, suit or proceeding alleged or asserted against any Indemnified Person without the prior written consent of such Indemnified Person (which consent shall not be unreasonably withheld, delayed or conditioned), unless such settlement or compromise includes the unconditional general release of such Indemnified Person without any liability or other further obligation on its part. No Indemnified Person shall be entitled to settle or compromise any third party claim, action, suit or proceeding alleged or asserted against such Indemnified Person as to which the Original Holders shall have complied with the foregoing clauses (x) and (y) without the prior written consent of the Original Holders Person (which consent shall not be unreasonably withheld, delayed or conditioned).

         SECTION 6.5 Set-Off. Any amounts owing by any Original Holder under this Article 6 may be satisfied by the Issuer and Surviving Corporation (but the Issuer and Surviving Corporation shall not be obligated to seek such satisfaction) by setting-off such amounts against amounts owing by the Issuer or Surviving Corporation under the First 6-Month Notes, 21-Month Notes or Second 6-Month Notes (whether or not then held by any Original Holder).

                            ARTICLE 7: MISCELLANEOUS

         SECTION 7.1. Further Actions. From time to time after the date hereof, as and when requested by the Issuer, the other parties hereto shall execute and deliver, or cause to be executed and delivered, such further and other agreements, documents and instruments and shall take, or cause to be taken, such further and other actions as the Issuer may reasonably request to further effect or evidence the transactions contemplated hereby and to otherwise carry out the intent and purposes of this Agreement.

         SECTION 7.2. Expenses. Each party hereto shall bear their own legal, accounting and other costs and expenses with respect to the negotiation, execution and the delivery of this Agreement and the consummation of the transactions contemplated hereby; provided that the costs and expenses incurred by the Original Holders may be paid in accordance with Section 5.03(e) of the Merger Agreement.

         SECTION 7.3. Entire Agreement. This Agreement (which includes the Schedules hereto) contains the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior written or oral agreements and understandings among the parties with respect to such subject matter.

         SECTION 7.4. Assignment; Successors. This Agreement shall be binding upon the heirs, executors, administrators, successors and permitted assigns of the parties hereto; provided, however that inasmuch as the Holders may not Transfer any of their Securities except as provided hereinabove, no Holder may assign its rights under this Agreement separate and apart from its Securities and (in such event) only to a transferee permitted to receive such Securities under this Agreement. Neither this Agreement nor any of the rights hereunder may be otherwise assigned by any party hereto. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         SECTION 7.5. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Incorporation (without regard to the choice of law principles thereof).

         SECTION 7.6. Notices. All notices, consents, requests, demands and other communications provided for herein or permitted hereunder shall be in writing and shall be deemed validly given, made, served and received when delivered (if delivered personally), when telecopied (if telecopied on a business day and such notice, consent, request, demand or other communication (as the case may be) shall have been received by the intended recipient's fax machine), on the next succeeding business day (if telecopied on a non-business day and such notice, consent, request, demand or other communication (as the case may be) shall have been received by the intended recipient's fax machine)), one business day after being sent (if sent by overnight delivery service) or three business days after being deposited in the mails (if sent by registered or certified mail, return receipt requested, postage prepaid) to the following address or fax number:

         If to the Issuer:        Natural Health Trends Corp.
                                  12901 Hutton Drive
                                  Dallas, Texas  75234
                                  Attention: Mark Woodburn
                                  Facsimile: (972) 243-5428
                                  Telephone: (972) 241-4080

         If to any Holder:        As indicated in under such Holder's
                                  name on Schedule 1 hereto

No other method of delivering notices, consents, requests, demands and other communications shall be precluded. Any party may, by notice to the Issuer, change the address or fax number to which notices or other communications to it are to be delivered, telecopied or sent.

         SECTION 7.7. Invalid Provision. In the event that any provision of this Agreement shall be determined to be invalid or unenforceable, this Agreement shall be construed in all respects as if such invalid or unenforceable provision were omitted.

         SECTION 7.8. Headings and References. The Article, Section and Schedule headings in this Agreement are for convenience of reference purposes only and shall not control or affect the meaning or construction of any provision of this Agreement. All Article, Section and Schedule references in this Agreement shall, unless the context otherwise requires, be construed to be references to corresponding Article, Section or Schedule in or to this Agreement.

         SECTION 7.9. Gender; Singular and Plural. Words of gender or neuter may be read as masculine, feminine or neuter, as required or permitted by the context. Singular and plural forms of defined and other terms herein may be read as singular or plural, as required or permitted by the context.

         SECTION 7.10. Waivers and Amendments. This Agreement may not be modified or amended, nor may compliance with any of its terms and conditions be waived, except in a writing executed by (i) the Issuer, and (ii) and each Holder holding not less than two percent (2%) of the then-outstanding Securities.

         SECTION 7.11. Remedies. The parties hereto acknowledge and agree that the remedy at law for any breach of their respective obligations hereunder is and will be insufficient and inadequate and that the other parties hereto will be entitled to equitable relief (including specific performance), in addition to remedies at law. Each party hereto hereby waives the defense that there in an adequate remedy at law in the event of any action to enforce the provisions of this Agreement, and consents to the remedy of specific performance.

         SECTION 7.12. Counterparts. This Agreement may be executed in one or more counterparts, which, taken together, shall constitute one and the same agreement.

              [The remainder of this page is intentionally blank.]

                                 Signature Page

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

The Issuer:                                              The Original Holders:
NATURAL HEALTH TRENDS CORP.


By: /s/ MARK D. WOODBURN                                 /s/ JOHN CAVANAUGH
   ------------------------                              -----------------------------------------------------
   Title: President and Chief Financial Officer          Name: JOHN CAVANAUGH
                                                         Merger Shares:            196,420 shares
                                                                                   of Common Stock


                                                         /s/ TERRY LACORE
                                                         -----------------------------------------------------
                                                         Name: TERRY LACORE
                                                         Merger Shares:            450,000 shares
                                                                                   of Common Stock


                                                         /s/ JASON LANDRY
                                                         -----------------------------------------------------
                                                         Name: JASON LANDRY
                                                         Merger Shares:            43,580 shares
                                                                                   of Common Stock

                                   SCHEDULE 1
                                   ----------
                           (to Stockholders Agreement)

                   Holders: Names, Addresses & Securities Held
                   -------------------------------------------


NAME:         John Cavanaugh
ADDRESS:      7034 Willow Creek Road
              Eden Prairie, MN  55344
              Tel. (952) 943-9541
              Fax: (952) 943-9541
SECURITIES:   196,420 shares of Common Stock
              ------------------------------


NAME:         Terry LaCore
ADDRESS:      c/o Natural Health Trends Corp.
              12901 Hutton Drive
              Dallas, TX
              Tel. (972) 243-5428
              Fax: (972) 241-4080
SECURITIES:   450,000 shares of Common Stock
              ------------------------------


NAME:         Jason Landry
ADDRESS:      6451 County Road 15
              Minnetrista, MN 55364
              Tel. (952) 495-9022
              Fax: (866) 861-5462
SECURITIES:   43,580 shares of Common Stock
              -----------------------------

                                   Schedule 2
                                   ----------
                           (to Stockholders Agreement)

                      Supplement to Stockholders Agreement

         THIS SUPPLEMENT, dated as of _____________________, ______, to the
Stockholders Agreement, dated as of March 31, 2004, by and between NATURAL HEALTH TRENDS CORP., a Florida corporation (the "Issuer"), and the persons and entities named in Schedule 1 attached thereto (collectively, the "Holders") (as the same may have been, or from time to time may be, modified, amended, supplemented and/or restated (the "Agreement").

         The Holders have executed the Agreement (or by Supplement agreed to be bound thereby). The Agreement requires, as a condition to the effectuation of any offer, sale, transfer, assignment, pledge, hypothecation or other disposition of or encumbrance, in any manner and whether or not for value or consideration ("Transfer"), of any shares of Common Stock, par value $.001 per share, of the Issuer ("Common Stock") or any other Securities (as defined in the Agreement) that the transferee party to such Transfer execute a Supplement instrument in the form hereof, and thereby agree to be bound by the provisions of the Agreement. Accordingly, in consideration of the benefits to be derived and the conditions and promises contained in the Agreement, the undersigned hereby adopts and approves the Agreement and acknowledges and agrees as follows:

1.       The undersigned has read the Agreement and understands its provisions;

2. The undersigned agrees that the undersigned is a "Holder" party to, and as such shall hereafter be bound by, the Agreement as though the undersigned were an original party thereto, and agrees to observe and comply with all of the provisions thereof;

3. Without limiting the generality of the foregoing, the undersigned and the undersigned's successors and assigns will comply with the provisions of the Agreement and this Supplement with respect to Transfers and voting of Securities now owned or hereafter acquired by the undersigned;

4. The undersigned consents to the placing on any certificates representing Securities now owned or hereafter acquired by it of a legend or legends disclosing that such securities are subject to the terms of the Agreement and, if applicable, that the such securities have not been registered or qualified under and federal or state securities laws; and

                               -------------------
                           (to Stockholders Agreement)

5. Notices under Section 7.6 of the Agreement shall be addressed to the undersigned as follows:


                 --------------------------------------------

                 --------------------------------------------

                 --------------------------------------------

                 Telecopier No.
                                -----------------------------
                 Telephone No.
                                -----------------------------

         IN WITNESS WHEREOF, this Supplement to the Agreement has been executed by the undersigned as of the date first above written.


                                           -------------------------------------

                                           [By:]
                                                --------------------------------
                                                Name/Title:

Accepted and agreed to:

NATURAL HEALTH TRENDS CORP.



By:
   ------------------------------
   Title: